EXHIBIT 99.2

PRESS RELEASE DATED NOVEMBER 20, 2007

PATCH International	PRESS RELEASE For dissemination on November 20, 2007 6:00 a.m. Mountain Standard Time

Patch’s Registration Statement Declared Effective; Statement of Reserves Filed; Patch Declared a Reporting Issuer in the Province of Alberta

CALGARY, Alberta, November 19, 2007 -- Patch International Inc. (OTCBB: PTCH) (“Patch”) is pleased to announce that its Registration Statement on Form SB-2 has been declared effective.  Patch registered the resale of shares of its common stock on behalf of purchasers that participated in its recent financings.  The Registration Statement also covered the shares underlying securities issued by Patch in its acquisition of Damascus Energy Inc. and 1289307 Alberta Ltd.  The Registration Statement satisfied Patch’s obligations to register shares under agreements entered into pursuant to its financings and acquisitions.

Patch has also filed on SEDAR its National Instrument Form 51-101F1 - Statement of Reserves Data and Other Oil and Gas Information for its year ended May 31, 2007.  The Statement of Reserves contains the disclosure and reports relating to resource data and other oil and gas information, effective as of May 31, 2007, required pursuant to National Instrument 51-101 Standards of Disclosure for Oil and Gas Activities of the Canadian Securities Administrators.

Patch is also pleased to announce that it has received an Order from the Alberta Securities Commission declaring Patch to be a “reporting issuer” in the Province of Alberta effective November 6, 2007.  The Order allows previously issued Patch securities that are subject to resale restrictions to begin trading on March 7, 2008 without restriction.  The restriction was imposed under National Instrument 45-102 - Resale of Securities, restricting the securities from trading for 4 months and a day after Patch became a reporting issuer in Canada.

A copy of the Registration Statement may be found for viewing at http://www.sec.gov/edgar.shtml.  A copy of Statement of Reserves and the Order may be found on the System for Electronic Document Analysis and Retrieval (SEDAR) website at www.sedar.com.

About Patch

Patch International Inc. is an emerging oil sands company dedicated to the exploitation and production of its resources in the Athabasca oil sands area in Alberta, Canada.  Patch’s strategy has been to engage top quality staff and consultants to exploit and produce its high quality oil sands assets.

Patch’s oil sands are high quality assets, situated in the heart of the Ells River area.  Patch continues to demonstrate it has the ability to execute effectively to add shareholder value.  Patch’s strategy is clear: the key components to shareholder value reside in (1) unlocking asset quality, (2) demonstrating critical mass of a project, and (3) a clear and concise plan to commercialization.  Patch holds strong to the fundamentals of this business model, with high quality assets and a strong team to execute its plan.

Phone 403.441.4390                                                             Suite 300, 441 - 5th Avenue SW Calgary Alberta Canada  T2P 2V1                                          Fax 403.441.4395

For further information, please contact:

Jason Dagenais
Chief Operating Officer

OR

Cathy Forsyth
Investor Relations Manager
Patch International Inc.
1-888-864-7372
Email:  info@patchenergy.com

Please visit Patch’s website at www.patchenergy.com

No regulatory authority has approved nor disapproved the contents of this press release.

Forward Looking Statement:

This news release contains certain statements that may be deemed "forward-looking statements" about the development of oil sands in Alberta, Canada.  All statements in this release, other than statements of historical fact, that address future production, reserve/resource potential, exploration drilling, exploitation activities and events or developments that Patch expects to occur, are forward looking statements.  Forward looking statements are statements that are not historical facts and are generally, but not always, identified by the words "expects", "plans" "anticipates", "believes", "intends", "estimates", "projects", "potential" and similar expressions, or that events or conditions "will", "would", "may", "could" or "should" occur.  Information inferred from the interpretation of drilling results and information concerning mineral resource estimates may also be deemed to be forward looking statements, as it constitutes a prediction of what might be found to be present when and if a project is actually developed.  Although Patch believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results may differ materially from those in the forward-looking statements.  Factors that could cause the actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions.  Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.  Forward-looking statements are based on the beliefs, estimates and opinions of Patch’s management on the date the statements are made.  Patch undertakes no obligation to update these forward-looking statements in the event that management's beliefs, estimates or opinions, or other factors, should change.  For further information investors should review Patch’s filings that are available at www.edgar.com and www.sedar.com.